                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549

                             --------------------------

                                     FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  DECEMBER 4, 1998


                      HEARTLAND WIRELESS COMMUNICATIONS, INC.
               (Exact name of Registrant as specified in its charter)




          DELAWARE                       0-23694                 73-1435149
(State or other jurisdiction     (Commission file number)     (I.R.S. employer
      of incorporation)                                      identification no.)




          200 CHISHOLM PLACE, SUITE 200                             75075
                  PLANO, TEXAS                                    (Zip code)
     (Address of principal executive offices)

       Registrant's telephone number, including area code:  (972) 423-9494

                                       ---------------
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ITEM 3.    BANKRUPTCY OR RECEIVERSHIP.

On December 4, 1998, Heartland Wireless Communications, Inc., a Delaware corporation (the "Company"), filed a voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the District of Delaware (In re Heartland Wireless Communications, Inc., Case No. 98-2692(JJF)). The Company is operating its business as a debtor-in-possession under the Bankruptcy Code. Attached hereto as exhibits are (i) the Company's Plan of Reorganization dated
December 4, 1998, (ii) a form of Plan Support Agreement dated October 5, 1998,
(iii) a form of First Amendment to Plan Support Agreement dated November 13, 1998, (iv) the Company's Disclosure Statement filed with the Bankruptcy Court on December 4, 1998, and (v) the press release issued by the Company on December 4, 1998 announcing such Chapter 11 filing. Pursuant to the requirements of the Bankruptcy Code and applicable bankruptcy rules, the Company will be required to file periodic operating reports with the office of the United States Trustee. Such reports will be publicly available on file with the Clerk of the Bankruptcy Court.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

           (c)  EXHIBITS.

            2.1     Plan of Reorganization dated December 4, 1998.

           10.1     Form of Plan Support Agreement dated October 5, 1998.

           10.2 Form of First Amendment to Plan Support Agreement dated November 13, 1998.

           99.1     Disclosure Statement dated December 4, 1998.

           99.2     Press Release dated December 4, 1998.




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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    HEARTLAND WIRELESS
                                    COMMUNICATIONS, INC.


Date:  December 11, 1998            /s/ J. Curtis Henderson
                                    -----------------------------------------
                                    J. Curtis Henderson
                                    Senior Vice President and General Counsel





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                                   EXHIBIT INDEX

           Exhibit                 Description
           -------                 -----------
            2.1     Plan of Reorganization dated December 4, 1998.

           10.1     Form of Plan Support Agreement dated October 5, 1998.

           10.2     Form of First Amendment to Plan Support Agreement dated
                    November 13, 1998.

           99.1     Disclosure Statement dated December 4, 1998.

           99.2     Press Release dated December 4, 1998.







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